File Number 33-21534
Amendment to the Prospectus
By Supplement or Sticker
Pursuant to Rule 497(e)

This information reflects changes to the Prospectus Sections, "Investment Objectives and Policies of the Funds" and "Management of the Fund/Portfolio Managers".

SUPPLEMENT TO THE ENTERPRISE ACCUMULATION TRUST PROSPECTUS DATED
November 1, 1998

These paragraphs supersede the paragraphs for Enterprise International Growth
Portfolio:

The Board of Trustees named Vontobel USA Inc. ("Vontobel") Portfolio Manager effective April 1, 1999. Vontobel was formed in 1984, and is a wholly-owned subsidiary of Vontobel Holding Ltd., a Swiss bank holding company and an affiliate of Bank J. Vontobel & Co. Ltd. of Zurich, Switzerland. Vontobel's address is 450 Park Avenue, New York, New York 10022. Fabrizio Pierallini, Senior Vice President/Managing Director of International Investments, is responsible for the day-to-day management of the Fund. He has more than 17 years' investment industry experience. He joined Vontobel in 1994 in his present position and previously served as Portfolio Manager for Swiss Bank Corporation.

It is a fundamental policy of the Portfolio that it will invest at least 80% of its total assets (except when maintaining a temporary defensive position) in equity securities of companies domiciled outside the United States. That portion of the Portfolio not invested in equity securities is, in normal circumstances, invested in U.S. and foreign government securities, high-grade commercial paper, certificates of deposit, foreign currency, bankers acceptances, cash and cash equivalents, time deposits, repurchase agreements and similar money market instruments, both foreign and domestic. The Portfolio may invest in convertible debt securities of foreign issuers which are convertible into equity securities at such time as a market for equity securities is established in the country involved.

The International Growth Portfolio will invest primarily in equity securities, which may achieve capital appreciation by selecting companies with superior potential based on a series of macro and micro analyses. The International Growth Portfolio may select its investments from companies which are listed on a securities exchange or from companies whose securities have an established over-the-counter market, and may make limited investments in "thinly traded" securities.

The International Growth Portfolio will have at least 65% of its assets invested in European and Pacific Basin equity securities. The International Growth Portfolio intends to broadly diversify investments among countries and normally to have represented in the portfolio business activities of not less than three different countries. The selection of the securities in which the International Growth Portfolio will invest will not be limited to companies of any particular size, and will be based only upon the expected contribution such security will make to its investment objective.

Using an approach that involves top-down country allocation combined with bottom-up stock selection, the Portfolio Manager will seek to identify countries where economic and political factors are likely to provide above-average returns, and companies in such countries that are best positioned in their respective industries and are attractively valued. In this regard the Portfolio Manager will allocate the assets of the International Growth Portfolio principally between the European and Pacific regions. The International Growth Portfolio will invest most of its assets in equity securities of countries which are generally considered to have developed markets, such as the United Kingdom, Germany, France, the Netherlands, Switzerland, Norway, Spain, Japan, Hong Kong, Australia, and Singapore.

The Portfolio Manager's approach is governed by its belief that the principal factors affecting an equity market's return are, on a country allocation basis, the proportion of liquidity in the economy, and, on a stock selection basis, consistent profit growth, a strong balance sheet and high returns on employed capital and, in addition, that the effect of currency fluctuations on portfolio returns can be reduced through a systematic hedging strategy.

For its country allocation, the Portfolio Manager analyzes approximately 35 international growth markets, which include the 20 markets currently comprised in Morgan Stanley Capital International's Europe, Australia, and Far East Index ("EAFE"). The Portfolio Manager also gives consideration to such factors as market liquidity, accessibility to foreign investors, regulatory protection of shareholders, accounting and disclosure standards, and transferability of funds and foreign exchange controls, if any.

Each factor is assigned a numerical value based on a scale determined by the historic ranges. Based on the arithmetical sum of all such values, an attractiveness ranking for each country in the Portfolio Manager's universe is produced on a quarterly basis. The use of three different sets of variables in combination results in a higher degree of predictability of the valuation model's output. Generally, the factors are equally weighted. In a few instances a double weight is assigned if the predictive power of a particular factor has historically been very high, like yield curve analysis, which is relevant in all markets.

The valuation model's total return expectations provide a relative ranking in descending order of attractiveness of all countries in the Portfolio Manager's universe. It is not the Portfolio Manager's approach to make country "bets" by, for example, significantly overweighting those countries showing the highest expected return based on the output of the Portfolio Manager's valuation model. Rather, the Portfolio Manager normalizes the distribution of country weights through the use of a proprietary risk-variance matrix that establishes for each market a minimum/maximum weight relative to the benchmark (EAFE). Since the Portfolio Manager's country allocation valuation model cannot take into account exogenous events impacting country stock market returns such as political events, social unrest and currency turmoil, this matrix serves for risk control purposes.

Before a decision is made to increase or lower a country weight based on the quantitative output of the valuation model, the Portfolio Manager reviews the country's fundamental economic data that are not part of the country screening process as well as its political situation. This systematic qualitative analysis focuses on such macroeconomic data as GDP growth, external trade balances, current account and balance of payments, external debt position and debt service ratios, foreign reserve position, ability to finance deficits in external accounts, fiscal and exchange rate policies, private and public savings rates, as well as inflationary trends.

The Portfolio Manager believes this approach to be more useful than a rigid discipline that ties the magnitude and timing of shifts in country weights directly to changes in the expected returns for each country produced by the Portfolio Manager's valuation model since the Portfolio Manager does not employ portfolio optimization techniques.

The Portfolio Manager's stock selection process begins by screening a universe of approximately 3000 stocks in a market capitalization range from approximately $500 million to approximately $100 billion. The Portfolio Manager's screens are designed to be representative of each market and generally cover a broad cross-section of companies which together account for about 70% of total market capitalization. The Portfolio Manager's approach is to look at companies whose growth factors can be measured and compared. The Portfolio Manager's data series focus on low price to sales ratios, consistent earnings growth, consistent operating margins, high returns on equity relative to price to cash flow, and healthy debt ratios. The Portfolio Manager defines cash flow as recurrent net profit plus depreciation. Furthermore, the Portfolio Manager analyzes the share price in relation to earnings before interest, taxes, depreciation and amortization, and looks at the underlying trend of cash and retained earnings. The screens, comprising multiple valuation ratios, are used to ensure rigor and consistency in the Portfolio Manager's bottom-up research.

The Portfolio Manager supplements the above quantitative screening process by an analysis of certain qualitative criteria, one of the most important of which is to identify strong, stable and reliable management that maintains a company's market position through consistent unit volume growth and gains in market share rather than a reliance on price increases, exercises tight financial control and fosters a culture of market responsiveness.

Based on the Portfolio Manager's ranking of approximately 3000 stocks in about 35 different international equity markets, the Portfolio Manager usually selects names which appear in the top third of the quantitative screens for each country. Based on the screening factors, these stocks typically show low historical deviations of annual earnings, high returns on equity and low debt levels. Position size at purchase ranges from about 0.7% to 1% of total portfolio assets.

Within this range position size varies in proportion to the market capitalization of the company within a given country's stock market. The Portfolio Manager normally allows positions to reach a